UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 20, 2012

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information.

The table presented below represents unaudited  historical store information of Hibbett Sports, Inc. by fiscal quarter for Fiscal 2011, Fiscal 2012 and Fiscal 2013 year-to-date:

Hibbett Sports, Inc.
Supplemental Information - Store Information
Unaudited

	Estimated Square Footage (in thousands)	Stores Opened	Stores Closed	Store Count at End of Period	Store Expansions
Fiscal 2011
13 weeks ended May 1, 2010	4,396	2	2	767	3
13 weeks ended July 31, 2010	4,423	10	3	774	1
13 weeks ended October 30, 2010	4,505	17	2	789	5
13 weeks ended January 29, 2011	4,558	16	7	798	5
Totals Fiscal 2011		45	14		14

Fiscal 2012
13 weeks ended April 30, 2011	4,583	8	7	799	4
13 weeks ended July 30, 2011	4,608	8	5	802	5
13 weeks ended October 29, 2011	4,669	16	3	815	4
13 weeks ended January 28, 2012	4,755	20	3	832	2
Totals Fiscal 2012		52	18		15

Fiscal 2013
13 weeks ended April 28, 2012	4,773	7	4	835	2
13 weeks ended July 28, 2012	4,788	7	5	837	3
13 weeks ended October 27, 2012	4,860	13	2	848	4
Totals Fiscal 2013 Year-to-Date		27	11		9

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Scott J. Bowman
Scott J. Bowman
Senior Vice President and Chief Financial Officer

November 20, 2012